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                                    FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934





Date of Report (Date of earliest event reported):  August 5, 1999




                         Walnut Financial Services, Inc.
             (Exact name of registrant as specified in its charter)


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

           Utah                       0-26072 and 814-00157                 87-0415597
(State or other jurisdiction               (Commission                   (I.R.S. Employer
     of incorporation)                     File Number)                  Identification No.)
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8000 Towers Crescent Drive, Suite 1070, Vienna, Virginia              22182
        (Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code:  (703) 448-3771


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Item 5.  Other Events

         On August 5, 1999, Walnut Financial Services, Inc. ("Walnut") entered into an Agreement and Plans of Merger (the "Merger Agreement") with THCG, Inc., a Delaware corporation and a wholly-owned subsidiary of Walnut ("THCG"), Tower Hill Acquisition Corp., a New York corporation and a wholly-owned subsidiary of THCG ("Newco"), and Tower Hill Securities, Inc., a New York corporation ("Tower Hill"). Pursuant to the Merger Agreement, Walnut shall merge with and into THCG, with THCG continuing as the surviving corporation, and, immediately thereafter, Tower Hill shall merge with and into Newco, with Tower Hill continuing as the surviving corporation and a wholly-owned subsidiary of THCG (collectively, the "Mergers").

         The Merger Agreement and the transactions contemplated thereby will be submitted to a vote of the Walnut stockholders. In addition to the approval by Walnut stockholders, consummation of the Mergers will be subject to the satisfaction of numerous additional conditions, including, without limitation,
(i) the deregistration of Walnut and certain of its subsidiaries as business development companies under the Investment Company Act of 1940, (ii) the completion by Walnut of a private placement of at least 1,500,000 and up to 3,000,000 shares of its common stock to an accredited investor group at $2.00 per share, and (iii) the conversion of certain accrued indebtedness held by affiliates into either cash or common stock of Walnut valued at $2.00 per share.

         The Merger Agreement may be terminated by either Walnut or Tower Hill if the Mergers have not been consummated by December 31, 1999, or in certain other cases, as more fully described in the Merger Agreement.

         The above description is qualified in its entirety by reference to the Merger Agreement, which is attached hereto as Exhibit 2.1.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits

                  2.1 Agreement and Plans of Merger by and between Walnut Financial Services, Inc. and THCG, Inc. and by and among THCG, Inc., Tower Hill Acquisition Corp. and Tower Hill Securities, Inc., dated as of August 5, 1999.

                  99.1 Press Release dated August 5, 1999 of Walnut Financial Services, Inc.



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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           WALNUT FINANCIAL SERVICES, INC.



                                           By:  /s/ ROBERT F. MAUER
                                                --------------------------------
                                                Robert F. Mauer
                                                Chief Financial Officer
Date:  August 5, 1999


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                                  EXHIBIT INDEX



  Exhibit
  Number          Description
  ------          -----------

  2.1 Agreement and Plans of Merger by and between Walnut Financial Services, Inc. and THCG, Inc. and by and among THCG, Inc., Tower Hill Acquisition Corp. and Tower Hill Securities, Inc.

  99.1            Press Release dated August 5, 1999